Exhibit 99.1

Investcorp AI Acquisition Corp. Releases Question and Answer Webcast

New York, NY – October 28, 2024 –Investcorp AI Acquisition Corp. (Nasdaq: IVCA) (“SPAC”), a publicly traded special purpose acquisition company, announced a question-and-answer webcast (the “Webcast”) discussing its recently announced proposed business combination with Bigtincan Holdings Limited (ASX: BTH) (“Bigtincan” or the “Company”) which has been published on SPAC’s website. The Webcast can be accessed by visiting https://www.investcorpspac.com/AI.

The Company, SPAC, BTH Merger Sub Limited (“Merger Sub”), and Bigtincan Limited (“Pubco”) recently announced that they have entered into definitive agreements for a business combination that will, subject to approval by the Company’s shareholders and the SPAC’s shareholders and other customary conditions to closing, result in Bigtincan becoming a wholly owned subsidiary of Pubco, and Pubco being listed on Nasdaq. The closing of the proposed business combination is currently expected to occur in the first quarter of 2025.

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The above information is not and is not intended to constitute financial advice, or an offer or an invitation, solicitation or recommendation to acquire or sell any Bigtincan Holdings Limited (“Bigtincan”) securities, Investcorp AI Acquisition Corp. (“SPAC”) securities, or other financial products in any jurisdiction and is not a disclosure document or other offering document under Australian law, U.S. law, or any other applicable law. Actual results, performance or achievements of Bigtincan, Bigtincan Limited (“Pubco”), or SPAC could be materially different from those expressed in, or implied by, any forward-looking statements contained herein. This information is for information purposes only.

The above information does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transactions contemplated by the business combination agreement (“BCA”) and scheme implementation deed (“SID”), each entered into among Bigtincan, SPAC, BTH Merger Sub Limited and Pubco (such transactions, collectively, the “Transaction”) described herein or (ii) an offer to sell, a solicitation of an offer to buy or a recommendation to purchase, any securities of Bigtincan, SPAC, Pubco, any of their respective affiliates or any entities formed for the purposes of consummating the Transaction. Any such offering of securities will only be made by means of a registration statement (including a proxy statement/prospectus) filed with the U.S. Securities and Exchange Commission (the “SEC”) after such registration statement becomes effective. No offering of securities shall be made except by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933, as amended.

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are generally accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends that are not statements of historical matters. These forward-looking statements are based on various assumptions, whether or not identified in this press release, and on current expectations of the respective management of Bigtincan or SPAC and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ materially from assumptions. Many actual events and circumstances are beyond the control of Bigtincan or SPAC. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: the outcome of any legal proceedings that may be instituted in connection with the Transaction, delays in obtaining or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the Transaction, the risk that the Transaction disrupts current plans and operations, the inability to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition, the ability of Pubco to grow and manage growth profitably with customers and suppliers and retain key employees, costs related to the Transaction, the risk that the Transaction does not close in the first quarter of 2025 or at all, changes in applicable laws or regulations, the possibility that Bigtincan or SPAC may be adversely affected by other economic, business, and/or competitive factors, economic uncertainty caused by the impacts from the conflict in Russia and Ukraine and rising levels of inflation and interest rates, the risk that the approval of Bigtincan shareholders of the Transaction is not obtained, the risk that the approval of the shareholders of SPAC for the Transaction is not obtained, the risk that the PIPE Investment (as such term is defined in the BCA) is not completed prior to the closing of the Transaction or at all, the risk that even if the PIPE Investment is completed, it will not be sufficient to fund the execution of Pubco’s business plan, the amount of redemption requests made by SPAC’s shareholders and the amount of funds remaining in SPAC’s trust account after the satisfaction of such requests, Bigtincan’s and SPAC’s ability to satisfy the conditions to closing of the Transaction, the risks discussed in Bigtincan’s public reports filed with the Australian Securities Exchange (the “ASX”), and the risks discussed in SPAC’s public reports filed with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, as well as preliminary and definitive proxy statements/prospectuses and other filings that Pubco, SPAC and/or Bigtincan intend to file with the SEC or the ASX in connection with the Transaction. If any of these risks materialize or Bigtincan’s or SPAC’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Bigtincan or SPAC presently know or that Bigtincan or SPAC believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Bigtincan’s and SPAC’s expectations, plans, or forecasts of future events and views as of the date of this press release. Bigtincan and SPAC anticipate that subsequent events and developments may cause their assessments to materially change. Bigtincan and SPAC specifically disclaim any obligation to update or revise any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing Bigtincan’s or SPAC’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

None of Bigtincan, Pubco, BTH Merger Sub Limited, or SPAC warrants or represents that the above information is free from errors, omissions or misrepresentations or is suitable for your intended use. The above information has been prepared without taking account of any person’s investment objectives, financial situation or particular needs and nothing contained in the above information constitutes investment, legal, tax or other advice. The above information may not be suitable for your specific needs and should not be relied upon by you in substitution of you obtaining independent advice. Subject to any terms implied by law and which cannot be excluded, none of Bigtincan, SPAC, or Pubco, or any of their respective affiliates accepts any responsibility for any loss, damage, cost or expense (whether direct or indirect) incurred by you as a result of any error, omission or misrepresentation in the above information.

In connection with the Transaction, Pubco intends to file with the SEC a registration statement on Form F-4 (the “Registration Statement”) containing a preliminary proxy statement of SPAC and a preliminary prospectus of Pubco and after the Registration Statement is declared effective, SPAC will mail a definitive proxy statement/prospectus and proxy cards relating to the Transaction to its shareholders entitled to vote at the extraordinary general meeting to be called by SPAC related to the proposed Transaction. This presentation is not a substitute for the Registration Statement, such proxy statement/prospectus, or any other document that Bigtincan, Pubco, or SPAC may file with the SEC or ASX or send to their respective shareholders in connection with the proposed Transaction and does not contain all the information that should be considered concerning the Transaction and is not intended to form the basis of any investment decision or any other decision in respect of the Transaction. SPAC’s shareholders, Bigtincan’s shareholders, and other interested persons are advised to read, when available, the Registration Statement, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Transaction, as these materials will contain important information about Bigtincan, Pubco, SPAC and the Transaction. When available, the definitive proxy statement/prospectus and other relevant materials for the Transaction will be mailed to shareholders of SPAC as of a record date to be established for voting on the Transaction. SPAC’s shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, on SPAC’s website at www.investcorpspac.com/ or by directing a request to: Investcorp AI Acquisition Corp., Century Yard, Cricket Square, Elgin Avenue, PO Box 1111, George Town, Grand Cayman, Cayman Islands KY1-1102 (phone number: +1 (345) 949-5122).

SPAC and its directors and executive officers may be deemed participants in the solicitation of proxies from its shareholders with respect to the Transaction. Investors and shareholders may obtain more detailed information regarding the names, affiliations, and interests of SPAC’s executive officers and directors by reading SPAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and its subsequent filings under the U.S. Securities Exchange Act of 1934, as amended, the Registration Statement, and the proxy statement/prospectus when it becomes available, and other relevant materials that will be filed with the SEC in connection with the proposed Transaction when they become available. Information concerning the interests of the SPAC’s participations in the solicitation, which may, in some cases, be different than those of the SPAC shareholders generally, will be set forth in the proxy statement/prospectus relating to the proposed Transaction when it becomes available. Bigtincan, Pubco, and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of SPAC in connection with the Transaction. A list of the names of such directors and executive officers and information regarding their interests in the Transaction will be included in the Registration Statement and the proxy statement/prospectus for the Transaction when available.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE TRANSACTION OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.